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                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports (1) dated January 28, 2000 with respect to the financial statements of the subaccounts of PFL Life Variable Annuity Account A, which are available for investment by the contract owners of The Atlas Portfolio Builder Variable Annuity, and (2) dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in the Statement of Additional Information which is incorporated by reference in Post-Effective Amendment No. 4 to the Registration Statement (Form N-4 No. 333-26209) and related Prospectus of The Atlas Portfolio Builder Variable Annuity.


                                                               Ernst & Young LLP


Des Moines, Iowa
September 29, 2000